HANDY HARDWARE WHOLESALE, INC.
                               8300 Tewantin Drive
                              Houston, Texas 77061




Dear Shareholder:

     You are cordially invited to attend the annual meeting of the shareholders of Handy Hardware Wholesale, Inc. (the "Company") which will be held at 7:00 p.m. on Monday, April 22, 2002 in the Grand Ballroom Salon AB of the Hobby Airport Hilton Hotel, 8181 Airport Blvd., Houston, Texas. Information about the business of the meeting is set forth in the formal meeting notice and Proxy Statement on the following pages.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting in person, we hope that you will vote on the matters to be considered and sign, date and return your proxy in the enclosed envelope by April 10, 2002. You may revoke your proxy at any time prior to its use in the ways explained in the enclosed Proxy Statement, including by attending the meeting and voting in person.

     It is always a pleasure to meet with our shareholders, and we look forward to seeing as many of you as possible at the annual meeting.

                                           Sincerely,



                                           /s/ Don Jameson
                                           Don Jameson
                                           President and Chief Executive Officer

March 15, 2002

                         HANDY HARDWARE WHOLESALE, INC.
                               8300 Tewantin Drive
                              Houston, Texas 77061



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held April 22, 2002




To the Shareholders of
Handy Hardware Wholesale, Inc.:

     The annual meeting of shareholders of Handy Hardware Wholesale, Inc. (the "Company") will be held on Monday, April 22, 2002, at 7:00 p.m., in the Grand Ballroom Salon AB of the Hobby Airport Hilton Hotel, 8181 Airport Blvd.,
Houston, Texas, for shareholders to consider and vote upon the following proposals:

     1.   To elect four directors of the Company; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on February 22, 2002, as the record date for determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

     All shareholders are cordially invited to attend the meeting. However, in the event you are unable to attend the meeting in person, please sign, date and return the enclosed proxy by April 10, 2002. For your convenience, there is enclosed a return envelope, requiring no postage, for use in returning your proxy. You may revoke your proxy at any time prior to its use in the ways explained in the attached Proxy Statement, including by attending the meeting and voting in person.

                                         By Order of the Board of Directors



                                         /s/ Tina S. Kirbie
                                         Tina S. Kirbie
                                         Secretary

Houston, Texas
March 15, 2002

                         HANDY HARDWARE WHOLESALE, INC.


                                 Proxy Statement
                                       for
                  April 22, 2002 Annual Meeting of Shareholders



General Information

     This Proxy Statement, with the enclosed proxy card, is first being mailed to the shareholders of Handy Hardware Wholesale, Inc. (the "Company" or "Handy Hardware") on or about March 15, 2002, in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of shareholders, which will be held in the Grand Ballroom Salon AB of the Hobby Airport Hilton Hotel, 8181 Airport Blvd., Houston, Texas at 7:00 p.m. on Monday, April 22, 2002, or at any adjournment thereof. The accompanying Notice of Annual Meeting of Shareholders sets forth the purposes of the annual meeting. The shares represented by proxies in the form solicited by the Board of Directors will be voted at the meeting. Where a choice is specified with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with such specification. If no choice is specified, such shares will be voted by the individuals designated on the proxy card in favor of all four nominees for director and in their discretion on such other matters that may come before the meeting. A shareholder may revoke a proxy at any time before its exercise by executing a subsequent proxy, personally appearing at the meeting and casting a contrary vote or giving notice of revocation to the Secretary of the Company; provided, however, no such revocation shall be effective until notice of revocation has been received by the Company at or prior to the annual meeting.

     Only the record holders of the Company's Class A Common Stock, $100.00 par value, are entitled to receive notice of and to vote at the meeting. At the close of business on February 22, 2002 (the "Record Date") the Company had 10,470 shares of Class A Common Stock issued and outstanding, the holders of which are entitled to one vote per share. The presence, in person or by proxy, of the holders of a majority of the shares entitled to be voted at the meeting is necessary to constitute a quorum to transact business.

     The Annual Report to Shareholders covering the fiscal year ended December 31, 2001 has been mailed along with this Proxy Statement to each shareholder entitled to vote at this Annual Meeting.

     The cost of soliciting proxies will be borne by the Company. Solicitation of proxies will be primarily by mail. Following the original mailing of the proxy soliciting material, regular employees, officers or directors of the Company may also solicit proxies by telephone, facsimile or in person.

     The principal executive offices of the Company are located at 8300 Tewantin Drive, Houston, Texas 77061, and its telephone number is (713) 644-1495.

Election of Directors

     The following four persons have been nominated for election at the 2002 annual meeting as members of the Board of Directors:


                                                                         If Elected, Term as
                  Nominee                                              Director Will Expire
                  -------                                              ---------------------
                  Don Jameson                                                   2003
                  Norman J. Bering, II                                          2005
                  Susie Bracht-Black                                            2005
                  Richard A. Lubke                                              2005

         Each of these nominees is currently a director of the Company. For further information on the nominees, see "Directors and Executive Officers" herein.

     The Board of Directors has ten members. The Bylaws of the Company provide that each year the shareholders of the Company shall elect three of the ten members of the Board of Directors, each to serve for three-year terms or until his successor is chosen and qualified. One member of the Board of Directors, who shall also serve as the President of the Company, is elected for a one-year term, and need not be a shareholder of the Company. The other directors must be shareholders. To be elected, a nominee must receive a majority of the votes cast for his position. Unless a shareholder otherwise specifies therein, each proxy will be voted in favor of the nominees for directors listed. In case any nominee shall for any reason become unavailable or unable to serve as a director, unless a contrary choice is indicated, all proxies will be voted for the election of such person as the individuals named in the enclosed proxy deem appropriate. Management is not aware of any circumstances likely to cause any of the nominees to become unavailable for election as a director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF NORMAN J. BERING, II, SUSIE BRACHT-BLACK, RICHARD A. LUBKE AND DON JAMESON.

Directors and Executive Officers

Directors and Director Nominees

     The following table sets forth certain information relating to the current directors of the Company, the director nominees and their periods of service.
Messrs. Bering, Jameson and Lubke and Ms. Black, who are all currently directors, are the nominees for election as directors. Effective January 2002, Mr. James D. Tipton retired from his positions as the Company's President, Chief Executive Officer and Director, and therefore is not seeking reelection.

                                                                              Director          Term as Director
Name                                  Age             Position                  Since              Will Expire
----                                  ---            ----------               -------              -----------
Doug Ashy, Jr.                        49              Director                  2000                  2004
Norman J. Bering, II                  52              Director                  1976                  2002
Susie Bracht-Black                    46              Director                  1993                  2002
Craig E. Blum                         44              Director                  2000                  2003
William R. Hill                       52              Director                  2001                  2004
Don Jameson                           50              Director                  2002                  2002
Ben J. Jones                          56              Director                  2000                  2003
Richard A. Lubke                      58              Director                  1998                  2002
Jimmy T. Pate                         54              Chairman                  1998                  2004
Leroy Welborn                         66              Director                  1994                  2003

     Each of the director nominees and the current directors whose terms of office will continue after the annual meeting of shareholders, other than Mr. Jameson, is an executive officer, director and/or shareholder of a Member-Dealer firm engaged in the retail hardware business, as summarized in the following table:



           Name                            Member-Dealer                        Location              Employed Since
           ----                            -------------                        --------              --------------
Doug Ashy, Jr.              Doug Ashy Building Material, Inc.           Lafayette, Louisiana              1973
Norman J. Bering, II        Bering Home Center, Inc.                    Houston, Texas                    1972
Susie Bracht-Black          Bracht Lumber Company, Inc.                 Rockport, Texas                   1971
Craig E. Blum               Woodson Lumber Company                      Caldwell, Texas                   1975
William R. Hill             Commerce Hardware                           Commerce, Texas                   1996
Ben J. Jones                Ben Jones Hardware                          Refugio, Texas                    1975
Richard A. Lubke            Handyman Hardware, Inc.                     Haltom City, Texas                1986
Jimmy T. Pate               Pate's Hardware, Inc.                       Comanche, Texas                   1988
Leroy Welborn               Leroy Welborn Inc.                          Tulsa, Oklahoma                   1977

Executive Officers

     The following table sets forth certain information relating to the annually appointed executive officers of the Company and their periods of service:


                                                                                                Executive Officer
             Name                 Age                  Office                                        Since
             ----                 ---                  ------                                        ------
Don Jameson                        50     President, Chief Executive Officer                          2001
Tina S. Kirbie                     54     Senior Vice President of Finance                            1981
                                            Secretary and Treasurer
Daniel H. King                     47     Vice President of Merchandising                             1991
Duwayne R. Maurer                  53     Vice President of Management Information                    1995
                                            Systems Operations
David W. Washburn                  60     Vice President of Warehouse Delivery                        1995
                                            Operations
R. Ken Harvey                      52     Vice President of Membership and Dealer                     2000
                                            Services

Meetings, Committees and Compensation of the Board of Directors

Meetings

     During the Company's fiscal year ended December 31, 2001, the Board of Directors of the Company held five meetings. Each director attended at least 80% percent of the board meetings and meetings of committees of which he is a member, with all but one director attending 100% of all such meetings. Effective December 2001, Mr. Jameson was elected by the Board of Directors to fill the unexpired term of Mr. Tipton upon Mr. Tipton's resignation from the Board contemporaneously with his retirement. Mr. Jameson attended 100% of all meetings held subsequent to his election.

Committees

     The Company has a standing Nominating Committee, consisting of both directors and non-director Member- Dealer representatives. The Nominating Committee is charged with the responsibility of selecting four nominees for director each year, one of whom will also serve as President, to be presented at the Company's annual shareholders' meeting, including the four nominees for director named for this year's annual meeting of the shareholders. The Nominating Committee generally meets in February of each year, and held one meeting during the year ended December 31, 2001. The 2001 Nominating Committee was composed of Leroy Welborn (Chairman), Jimmy T. Pate (nonvoting ex-officio member), Craig E. Blum, Ben Jones and Richard Lubke. The 2002 Nominating
Committee is composed of Ben Jones (Chairman), Jimmy T. Pate (nonvoting ex-officio member), Doug Ashy, Jr. and Leroy Welborn. The Nominating Committee will consider the names of potential nominees for director submitted in writing by a shareholder of the Company. See "Shareholder Proposals for 2003 Annual Meeting."

     In May 1993 the Board of Directors created a standing Compensation Committee consisting only of non- employee directors, charged with setting the criteria used to determine Mr. Tipton's, and his successor's, compensation and making a recommendation to the Board of Directors as a whole for its approval. In May 2001, the Company assigned the functions previously performed by the Compensation Committee to the Executive Committee. The Executive Committee, composed of Jimmy T. Pate, Norman J. Bering, II, and Susie Bracht-Black, assumed, and may continue to perform, the responsibilities of the Compensation Committee. The Executive Committee held one meeting during the year ended December 31, 2001 in which it performed the functions of the Compensation Committee.

     The Company has no standing audit committee, such functions being performed by the Board of Directors as a whole. The Board of Directors does not maintain a separate written charter to detail the specific functions it performs in its capacity as the Company's audit committee. A report of the Board of Directors in its capacity as the Company's audit committee appears under the caption "Report of the Board of Directors in its capacity as the Audit Committee of the Company" below.

Compensation

     Each director is paid $750 per meeting attended and $450 per executive committee meeting attended.

Compliance with Section 16 of the Exchange Act

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock of the Company. Officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of Forms 3, 4 and 5 furnished to the Company during the fiscal year beginning January 1, 2001, and ending December 31, 2001, if any, the Company's officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements.

Summary Compensation Table

     The following table sets forth certain summary information regarding compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and Senior Vice President of Finance for the fiscal years ended December 31, 1999, 2000 and 2001. No other executive officer of the Company earned more than $100,000 for fiscal year 2001.


                                                            Annual Compensation                                All Other
Name and Principal Position             Year                      Salary                     Bonus           Compensation
---------------------------             ----                      ------                     -----           ------------
James D. Tipton,
Chief Executive Officer                 2001                  $ 240,000<F1>              $ 175,000             $ 10,385<F2>
                                        2000                  $ 240,000<F1>              $ 175,000             $ 26,030<F2>
                                        1999                  $ 240,000<F1>              $ 175,000             $ 26,275<F2>

Tina S. Kirbie,
Senior Vice President of Finance        2001                    $ 76,896                  $ 52,500            $   3,784<F3>
                                        2000                    $ 74,150                  $ 52,500             $ 10,561<F3>
                                        1999                    $ 70,475                  $ 50,000             $ 15,960<F3>


------------------------

     1 In addition $3,750 was paid in 2001, 2000 and 1999 as compensation for services as a director.

     2 Includes contributions by the Company on behalf of Mr. Tipton to the Company's Employee Profit Sharing and Savings Plan, totaling $4,215, $13,386 and $20,005 for the years ended December 31, 2001, 2000 and 1999 respectively. Each of these totals also includes cash investments by the Company in public mutual funds for Mr. Tipton's benefit upon retirement, amounting to $6,170 for each of the years ended December 31, 2001, 2000 and 1999.

     3 Includes contributions by the Company on behalf of Ms. Kirbie to the Company's Employee Profit Sharing and Savings Plan, totaling $3,784, $10,561 and $15,960 for the years ended December 31, 2001, 2000 and 1999 respectively.

Employment Contracts with Chief Executive Officer

     The Company entered into an employment contract with Mr. Tipton in 1980 when he joined the Company. Under the most recent amendment thereto Mr. Tipton served in an executive capacity with the Company until his retirement, effective January 2, 2002. Mr. Tipton's employment contract provided for an annual base compensation, including retirement and insurance benefits, of $250,012 for the years 1996 through 2001.

     On November 13, 2001, the Company entered into an employment contract with Mr. Jameson, effective as of August 20, 2001, the date he joined the Company. Under that agreement, Mr. Jameson initially served as Chief Operating Officer, becoming Chief Executive Officer upon Mr. Tipton's retirement on January 2, 2002. Mr. Jameson's employment contract remains effective until August 19, 2002, and provides for an annual base compensation of $165, 000.

Report of Executive Committee on Executive Compensation

Chief Executive Officer for 2001

     The compensation of the Company's Chief Executive Officer is established by the Company's Board of Directors as a whole, following recommendations from the Executive Committee. For the entire fiscal year ended December 31, 2001, Mr. Tipton served as the Company's Chief Executive Officer. Mr. Tipton's compensation, as well as his successor's, consists principally of salary and an annual bonus. Because of the nature of the Company's securities and the absence of any public market for these securities, the Company has no stock option or other stock incentive plans.

     Currently, the salary of the Company's Chief Executive Officer's is established in advance at approximately a one-year interval, and is reflected in periodic amendments to his employment agreement with the Company (which for Mr. Tipton was in place since he joined the Company in 1980). See "Employment Contracts with Chief Executive Officer" above. In 1995, the Compensation Committee recommended, and the Board of Directors approved, an extension to Mr. Tipton's employment agreement providing for increases in his previously approved salary level of $225,000 in 1995 to $250,012, which agreement has been continually renewed at this salary level and remained effective through the year 2001. Mr. Tipton's, as well as his successor's, bonus is paid in December each year, based on a recommendation from the Executive Committee.

     The Executive Committee believes that the best measure of the Company's success and of the Chief Executive Officer's performance is the growth in its sales and number of Member-Dealers because these are direct indicators of the degree to which the Company is fulfilling its Member-Dealers' expectations of providing goods to them at the lowest possible price. Accordingly, in making its recommendations as to the Chief Executive Officer's salary and bonus, the Executive Committee principally considers the growth in the Company's sales and in the number of its Member-Dealers. The Executive Committee's consideration of these factors is subjective in character, without utilization of a formula or strict numerical criteria. Performance factors considered in the typical public company, such as growth in earnings and earnings per share, stock price performance and return on equity, are not relevant to a hardware cooperative such as the Company because the Company's shareholders invest in the Company to obtain access to the services it provides, not in expectation of a return on their investment.

     The Executive Committee may also recommend increases in the Chief Executive Officer's compensation if it believes his compensation is less than that paid to chief executive officers of companies with comparable sales revenues. The
Executive Committee has not created any particular group of companies for comparison purposes, or otherwise engaged in a systematic review of executive compensation at comparable companies. Instead, the Committee derives information on executive compensation at other companies in an unstructured manner, principally from trade journals and business publications.

     The Executive Committee's recommendations regarding Mr. Tipton's salary in 1999, 2000 and 2001 and its decision to pay him a bonus of $175,000 for 2001, were based principally on the following factors:

     o The Company's sales have increased substantially in recent years, from $158,066,302 in 1999 to $168,108,099 in 2000 and to $178,503,543 in
          2001.

     o The number of Member-Dealers of the Company continues to increase, from 1,046 in 1999 and 1,143 in 2000 to 1,187 in 2001.

     o The Committee determined that Mr. Tipton's compensation may be somewhat less than compensation of chief executive officers of companies with comparable sales revenues.

Other Executive Officers

     Compensation for other executive officers of the Company is normally determined by the Board of Directors based upon recommendations made by the Chief Executive Officer. These recommendations are generally based upon Mr. Tipton's, and now Mr. Jameson's, subjective assessment of individual job performance and an attempt to retain the Company's executives. Unlike the Chief Executive Officer's compensation, compensation to other executive officers is not based upon the Company's performance in increasing sales and the number of Member-Dealers. The compensation of the other executive officers has increased steadily but moderately in recent years.

                                                     Executive Committee

                                                     JIMMY T. PATE
                                                     NORMAN J. BERING, II
                                                     SUSIE BRACHT-BLACK

Security Ownership of Certain Beneficial Owners and Management

     No shareholder is the beneficial owner of more than five percent of any class of the Company's voting securities.

     The following table shows the number of shares of Class A Common Stock, Class B Common Stock and Preferred Stock beneficially owned as of February 15, 2002 by each of the directors, nominees for director, and all executive officers and directors as a group.

                                                  Amount and Nature of Beneficial Ownership(1)
                                 ----------------------------------------------------------------------------
                                        Class A                      Class B                    Preferred
                                     Common  Stock                Common  Stock                   Stock
                                 ---------------------        --------------------        -------------------
                                 Number        Percent        Number        Percent       Number       Percent
           Name of                 of            of             of            of            of           of
      Beneficial Owner           Shares         Class         Shares         Class        Shares        Class
      ----------------           ------         -----         ------         -----        ------        -----
Norman J. Bering, II               10            0.1%          941           1.3%          1,014         1.4%
Doug Ashy, Jr.                     10            0.1%          559           0.8%            599         0.8%
Susie Bracht-Black                 10            0.1%          871           1.2%            886         1.2%
Craig E. Blum                      10            0.1%          908           1.3%            982         1.3%
William R. Hill                    10            0.1%          350           0.5%            350         0.5%
Don Jameson                        --             --            --            --             --           --
Ben J. Jones                       10            0.1%          130           0.2%            130         0.2%
Leroy Welborn                      10            0.1%          190           0.3%            190         0.3%
Richard A. Lubke                   10            0.1%          922           1.3%            982         1.3%
Jimmy T. Pate                      10            0.1%          553           0.8%            573         0.8%
James D. Tipton                    --             --            --            --             --            --
All directors, nominees
and executive officers as a
group (16 persons)(2)              90            0.9%        5,424           7.5%          5,706         7.6%

-----------------------

     1 All share figures are rounded up to the nearest whole share. All percentages are rounded to the nearest tenth of a percent. Columns may not total due to rounding. Shares shown as beneficially owned by the directors are owned of record by the Member-Dealer entity affiliated with each director. In some cases, the directors share voting and investment powers with other members of management of their affiliated entities. In one case, the director does not hold any of the voting or investment power with respect to the shares owned by the Member Dealer's entity, all such power being held by other members of management of the affiliated entity.

     2 None of the Company's executive officers, including Messrs. Tipton and Jameson, own any shares in the Company.

     The Company is not aware of any contractual arrangements, the operation of which may at a subsequent date result in a change in control of the Company. No change of control in the Company occurred in 2001.

Performance Graph

     Under rules adopted by the SEC in 1992, each publicly owned company is required to provide in its proxy statement a line graph comparing, for the previous five years, the cumulative total return on its common stock with the cumulative total return of a broad equity market index and an industry index or peer group. The Company cannot provide this graph because there is no meaningful information with respect to cumulative return on any class of the Company's capital stock. The Company's shareholders invest in the Company to obtain access to the services provided by the Company, not in expectation of a return on their investment in the Company's capital stock. The Company's Class A Common Stock, Class B Common Stock and Preferred Stock are issued only to Member-Dealers and, to the Company's knowledge, are currently owned only by Member-Dealers and former Member-Dealers. Each share of the Company's capital stock is issued for a price of $100, and, if repurchased by the Company, is repurchased at a price of $100. No class of the Company's capital stock is listed on an exchange or traded in any other public trading market. The Company is not aware of any sales or other trades of any shares of the Company's capital stock, other than the repurchases by the Company for the same $100 originally paid.

Certain Relationships and Related Transactions

     Each of the directors whose term of office will continue after the annual meeting of the shareholders and each nominee for director of the Company (other than Mr. Jameson) is affiliated with at least one company that is a Member-Dealer and a shareholder of the Company. Those Member-Dealers purchased merchandise from the Company during 2001. Merchandise purchases by such Member-Dealers have been and will continue to be made in the ordinary course of business and treated by the Company in exactly the same manner, including the same terms, prices and conditions, as purchases by other parties. The chart below lists the name of each director whose term of office will continue after the annual meeting of the shareholders, and each nominee for director, and the total amount of purchases from the Company during 2001 that were made by the Member-Dealer with which the director is affiliated. For information regarding the relationship between each director and the affiliated Member-Dealer, as well as the name of the Member- Dealer, see "Directors and Executive Officers" above.


Name of Director                       Member-Dealer                                    Purchases During 2001
----------------                       -------------                                    ---------------------
Doug Ashy, Jr.                         Doug Ashy Building Material, Inc.                    $1,024,198
Norman J. Bering, II                   Bering Home Center, Inc.                              1,628,561
Susie Bracht-Black                     Bracht Lumber Company, Inc.                           4,243,077
Craig E. Blum                          Woodson Lumber Company                                1,868,320
William R. Hill                        Commerce Hardware                                     1,321,564
Ben J. Jones                           Ben Jones Hardware                                      602,973
Richard A. Lubke                       Handyman Hardware, Inc.                               1,831,141
Jimmy T. Pate                          Pate's Hardware, Inc.                                 1,488,971
Leroy Welborn                          Leroy Welborn Inc.                                      511,747

Report of the Board of Directors in its capacity as the Audit Committee of the Company

     The Company has no standing audit committee, such functions being performed by the Board of Directors as a whole. The Board of Directors has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2001. The Board of Directors also discussed with the Company's independent auditors, Clyde D. Thomas & Co., the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. The Board of Directors received the written disclosures and the letter from Clyde D. Thomas & Co. required by Independence Standards Board Standard No. 1 and discussed with Clyde
D. Thomas & Co. its independence. Based on the review and discussions referred to above, the Board of Directors has determined to include the audited financial statements in the Company's Annual Report on Form 10-K for filing with the SEC for the year ended December 31, 2001.

     No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

                                         Board of Directors

                                         Doug Ashy, Jr.
                                         Norman J. Bering, II
                                         Susie Bracht-Black
                                         Craig E. Blum
                                         William R. Hill
                                         Don Jameson
                                         Ben J. Jones
                                         Richard A. Lubke
                                         Jimmy T. Pate
                                         Leroy Welborn


Consideration of Auditors' Fees

Audit Fees

     Audit fees billed or expected to be billed to the Company by Clyde D. Thomas & Co. for its audit of the Company's annual financial statements for the year ended December 31, 2001, and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the SEC for 2001 totaled $50,000.

Financial Information Systems Design and Implementation Fees

     The Company did not engage Clyde D. Thomas & Co. to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

All Other Fees

     Fees billed to the Company by Clyde D. Thomas & Co. during the Company's 2001 fiscal year for all other non- audit services rendered to the Company, including tax related services, totaled $12,500.

     In connection with the recently revised standards for independence of the Company's independent public accountants promulgated by the SEC, the Board of Directors, in its capacity as the Company's Audit Committee, discussed whether or not the provision of non-audit services is compatible with maintaining the independence of Clyde D. Thomas & Co.

Independent Public Accountants

     The Board of Directors appointed Clyde D. Thomas & Co. as independent public accountants of the Company for the fiscal year ended December 31, 2001. Clyde D. Thomas & Co. (formerly Longenecker, Thomas & Co.) has served as independent public accountants of the Company for a number of years. It is anticipated that this firm will be reappointed for the fiscal year ended December 31, 2002 at the annual meeting of the Board of Directors following the annual meeting of shareholders. Such appointment does not require ratification or other action by the Company's shareholders. Representatives of Clyde D. Thomas & Co. are not expected to be present at the meeting.

Other Business

     The Board of Directors does not know of any other business to be presented at the annual meeting of shareholders. If any other matter properly comes before the meeting, however, the enclosed proxy card confers upon the persons entitled to vote the shares represented by such proxy discretionary authority to vote the same on behalf of the shareholders they represent in accordance with their best judgment.

Shareholder Proposals for 2003 Annual Meeting

     It is anticipated that the 2003 annual meeting of shareholders of the Company will be held in April 21, 2003. Any proposal to be presented by a shareholder at the Company's 2003 annual meeting of shareholders must be received in writing by the Company at its principal executive offices (8300 Tewantin Drive, Houston, Texas 77061) not later than November 15, 2002, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy relating to that meeting.

                                       By Order of the Board of Directors


                                       /s/ Tina S. Kirbie
                                       -----------------------------------------
                                       Tina S. Kirbie
                                       Secretary

Houston, Texas
March 15, 2002

                                      PROXY
                         HANDY HARDWARE WHOLESALE, INC.

                This Proxy is Solicited by the Board of Directors
              for the Annual Meeting of Shareholders to be held on
                                 April 22, 2002

     The undersigned hereby appoints Don Jameson and Jimmy T. Pate or either of them, each with full power of substitution, attorneys and proxies of the undersigned to vote as designated below all shares of Class A Common Stock, $100.00 par value, of Handy Hardware Wholesale, Inc. (the "Company"), which the undersigned is entitled to vote at the annual meeting of shareholders to be held Monday, April 22, 2002 in the Grand Ballroom Salon AB of the Hobby Airport Hilton Hotel, Houston, Texas at 7:00 p.m., Houston time, or at any adjournment thereof:

          (1) ELECTION OF DIRECTORS - The undersigned hereby directs said proxies to vote:

               [ ] FOR the election (except as indicated below) as directors of Norman J. Bering, II, Susie Bracht-Black, Richard A. Lubke and Don Jameson for the respective terms set forth in the Proxy Statement.

                    Instruction:   To  withhold   authority   to  vote  for  any
                    individual nominee, write that nominee's name on the line provided below:

                    ------------------------------------------------------------

               [ ]  WITHHOLD authority to vote for all nominees listed above.

          (2) OTHER MATTERS - The undersigned hereby directs the proxies to vote in their discretion on such other matters as may come before the meeting.

                   [ ]  YES                           [ ]  NO

     This proxy will be voted in accordance with the specifications made hereon. If no contrary specification is made, it will be voted FOR the election of the four named director nominees and the proxies will vote in their discretion on such other matters as may come before the meeting.

     Receipt of the Company's Notice of Annual Meeting and Proxy Statement dated March 15, 2002 is acknowledged.

NAME OF SHAREHOLDER                       PLEASE SIGN BELOW EXACTLY AS YOUR NAME
                                          APPEARS ON THE ATTACHED LABEL

                                          --------------------------------------

                                          By:
                                             -----------------------------------
                                              (Signature of Officer, Owner)

                                               Title:
                                                     ---------------------------
                                               Dated:
                                                     ---------------------------

Please return the proxy in the enclosed envelope, which requires no postage if mailed in the United States, by April 10, 2002.

NUMBER OF PEOPLE WHO PLAN TO ATTEND THE MEETING AND HOSPITALITY          [  ]
CANNOT ATTEND MEETING                                                    [  ]